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                                                                EXHIBIT 10(i)(3)

BANK OF AMERICA [Bank of America LOGO]
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                                                          AMENDMENT TO DOCUMENTS

                   AMENDMENT NO. 2 T0 BUSINESS LOAN AGREEMENT

      This Amendment No. 2 (the "Amendment") dated as of February 20, 2002, is among Bank of America, N.A. (the "Bank"), Ashworth, Inc. ("Borrower 1"), Ashworth Store I, Inc. ("Borrower 2"), Ashworth Store II, Inc. ("Borrower 3"), Ashworth International, Inc. ("Borrower 4") and Ashworth U.K., Ltd. ("Borrower 5") (Borrower 1, Borrower 2, Borrower 3, Borrower 4 and Borrower 5 are sometimes referred to collectively as the "Borrowers" and individually as the "Borrower").

                                    RECITALS

      A. The Bank and the Borrowers entered into a certain Business Loan Agreement dated as of June 1, 2000, as previously amended (the "Agreement").

      B. The Bank and the Borrowers desire to further amend the Agreement.

                                   AGREEMENT

      1. DEFINITIONS. Capitalized terms used but not defined in this Amendment shall have the meaning given to them in the Agreement.

      2. AMENDMENTS. The Agreement is hereby amended as follows:

            2.1 Subparagraph 1.1(a) of the Agreement is amended to read in its entirety as follows:

                  "(a) During the availability period described below, the Bank will provide a line of credit to the Borrowers. The amount of the line of credit (the 'Facility No. 1 Commitment') is equal to the amount indicated for each period specified below:

                  Period                                Amount
                  ------                                ------

                  From the date of this Agreement
                  through February 28, 2001            $25,000,000.00

                  From March 1, 2001 through
                  June 1, 2001                         $35,000,000.00

                  From June 2, 2001 through
                  February 19, 2002                    $25,000,000.00

                  From February 20, 2002 to
                  May 1, 2002                          $35,000,000.00"

            2.2 In Paragraph 1.6(a)(iii) of the Agreement, the amount "Thirty Five Million Dollars ($35,000,000)" is substituted for the amount "Twenty Five Million Dollars ($25,000,000)".

      3. REPRESENTATIONS AND WARRANTIES. When the Borrowers sign this Amendment, each Borrower represents and warrants to the Bank that: (a) there is no event which is, or with notice or lapse of time or both would be, a default under the Agreement except those events, if any, that have been disclosed in writing to the Bank or waived in writing by the Bank, (b) the representations and warranties in the Agreement are true as of the date of this Amendment as if made on the date of this Amendment, (c) this Amendment is within each Borrower's powers, has been duly authorized, and does not conflict with any of its organizational papers, and (d) this Amendment does not conflict with any law, agreement, or obligation by which any Borrower is bound.

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      4. EFFECT OF AMENDMENT. Except as provided in this Amendment, all of the terms and conditions of the Agreement shall remain in full force and effect.

      This Amendment is executed as of the date stated at the beginning of this Amendment.

BANK OF AMERICA, N.A.                         Ashworth, Inc.

X /s/ Susan J. Pepping                        X /s/ Terence Tsang
  ----------------------------------            --------------------------------
By: Susan J. Pepping, Vice President          By:


                                              Ashworth Store I, Inc.

                                              X /s/ Terence Tsang
                                                --------------------------------
                                              By:

                                              Ashworth Store II, Inc.

                                              X /s/ Terence Tsang
                                                --------------------------------
                                              By:

                                              Ashworth International, Inc.

                                              X /s/ Terence Tsang
                                                --------------------------------
                                              By:

                                              Ashworth U.K., Ltd.

                                              X /s/ Terence Tsang
                                                --------------------------------
                                              By:

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